Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2002-E-M

Class A-1 1.81875% Asset Backed Notes

Class A-2A 2.16%  Asset Backed Notes

Class A-2B Floating Rate Asset Backed Notes

Class A-3A  2.97% Asset Backed Notes

Class A-3B Floating Rate % Asset Backed Notes

Class A-4A  3.67% Asset Backed Notes

Class A-4B  Floating Rate Asset Backed Notes

Preliminary's Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2002-E-M, as Issuer,  AmeriCredit Financial Services,  Inc., as Servicer,  AFS SenSub Corp., as Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent, dated as of October 18, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	11/01/2002					Original
Monthly Period Ending:	11/30/2002	Purchases	Units	Cut-off Date	Closing Date	Pool Balance
Prev. Distribution/Close Date:	11/06/2002	Initial Purchase	117,923	10/19/2002	10/29/2002	$1,857,924,722
Distribution Date:	12/06/2002	Sub. Purchase #1
Days of Interest for Period:	30
Days in Collection Period:	30	Total	117,923			$1,857,924,722
Months Seasoned:	2

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance			{1}	$1,843,498,191

{2}	Purchase of Subsequent Receivable			{2}	0

	Monthly Principal Amounts

	{3}	Collections on Receivables outstanding at end of period	{3}	44,860,532
	{4}	Collections on Receivables paid off during period	{4}	10,147,132
	{5}	Receivables becoming Liquidated Receivables during period	{5}	968,153
	{6}	Receivables becoming Purchased Receivables during period	{6}	0
	{7}	Other Receivables adjustments	{7}	(1,690)
	{8}	Less amounts allocable to Interest	{8}	(25,268,389)

	{9}	Total Monthly Principal Amounts		{9}	30,705,738

{10}	End of period Aggregate Principal Balance			{10}	$1,812,792,453

{11}	Pool Factor ({10) / Original Pool Balance)			{11}	97.5708236%

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2A	Class A-2B	Class A-3A
{12}	Original Note Balance	{12}	$292,000,000	$140,000,000	$267,000,000	$100,000,000

{13}	Beginning of period Note Balance	{13}	$277,573,469	$140,000,000	$267,000,000	$100,000,000

{14}	Noteholders' Principal Distributable Amount	{14}	30,705,738	0	0	0
{15}	Noteholders' Accelerated Principal Amount	{15}	0	0	0	0
{16}	Accelerated Principal Amount Shortfall	{16}	0	0	0	0
{17}	Note Prepayment Amount	{17}	0	0	0	0
{18}	Deficiency Amount	{18}	0	0	0	0

{19}	End of period Note Balance	{19}	$246,867,731	$140,000,000	$267,000,000	$100,000,000

{20}	Note Pool Factors {(19)/(12)}	{20}	84.5437435%	100.0000000%	100.0000000%	100.0000000%

			Class A-3B	Class A-4A	Class A-4B	TOTAL
			$540,000,000	$160,000,000	$201,000,000	$1,700,000,000

{21}	Beginning of period Note Balance	{21}	$540,000,000	$160,000,000	$201,000,000	$1,685,573,469

{22}	Noteholders' Principal Distributable Amount	{22}	0	0	0	30,705,738
{23}	Noteholders' Accelerated Principal Amount	{23}	0	0	0	0
{24}	Accelerated Payment Amount Shortfall	{24}	0	0	0	0
{25}	Note Prepayment Amount	{25}	0	0	0	0
{26}	Deficiency Amount	{26}	0	0	0	0

{27}	End of period Note Balance	{27}	$540,000,000	$160,000,000	$201,000,000	$1,654,867,731

{28}	Note Pool Factors {(27)/(12)}	{28}	100.0000000%	100.0000000%	100.0000000%	97.3451606%

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:

{29}	Beginning of period Pre-Funding Account balance	{29}		$0
{30}	Purchase of Subsequent Receivables	{30}	0
{31}	Investment Earnings	{31}	0
{32}	Investment Earnings Transfer to Collections Account	{32}	0
{33}	Payment of Mandatory Prepayment Amount	{33}	0
{34}	Total Month Activity	{34}		0
{35}	End of period Pre-Funding Account balance	{35}		$0

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

{36}	Total Monthly Principal Amounts	{36}		$30,705,738
{37}	Required Pro-forma Note Balance (The greater of (a)(10) Less $157,924,722 and (b)(10) times 91%)	{37}	1,654,867,731
{38}	Pro-forma Note Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)	{38}	1,654,867,731
{39}	Step-down Amount (Max of 0 or ({37} - {38}))	{39}		0
{40}	Principal Distributable Amount ({36} - {39})	{40}		$30,705,738

V.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

{41}	Beginning of period Capitalized Interest Account balance	{41}		$0
{42}	Monthly Capitalized Interest Amount	{42}	0
{43}	Investment Earnings	{43}	0
{44}	Investment Earnings Transfer to Collections Account	{44}	0
{45}	Payment of Overfunded Capitalized Interest Amount	{45}	0
{46}	Payment of Remaining Capitalized Interest Account	{46}	0
{47}	Total Monthly Activity	{47}		0
{48}	End of period Capitalized Interest Account balance	{48}		$0

VI.	RECONCILIATION OF COLLECTION ACCOUNT:

	Available Funds:
		{49}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)						{49}	$54,987,212
		{50}	Liquidation Proceeds collected during period						{50}	617,733
		{51}	Purchase Amounts deposited in Collection						{51}
		{52}	Investment Earnings - Collection Account						{52}	30,062
		{53}	Investment Earnings - Transfer From Prefunding Account						{53}	0
		{54}	Investment Earnings - Transfer From Capitalized Interest Account						{54}	0
		{55}	Collection of Supplemental Servicing - Extension Fees						{55}	25,774
		{56}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced						{56}	5,109
		{57}	Collection of Supplemental Servicing - Late Fees						{57}	114,337
		{58}	Monthly Capitalized Interest Amount						{58}	0
		{59}	Mandatory Note Prepayment Amount		Class A-2B		Class A-3B	Class A-4B	{59}	0
		{60}	Proceeds from Swap Agreement		0		0	0	{60}	0
		{61}	Total Available Funds						{61}		55,780,227
	Distributions:				Class A-2B		Class A-3B	Class A-4B
		{62}	Swap Payments to Swap Provider		86,219		480,375	286,006	{62}	852,600
		{63}	Base Servicing Fee - to Servicer						{63}	3,456,559
		{64}	Repo and Recovery Fees - reimbursed to Servicer						{64}	5,109
		{65}	Bank Service Charges - reimbursed to Servicer						{65}	44
		{66}	Late Fees - to Servicer						{66}	114,337
		{67}	Agent fees - to Trustee						{67}	438
		Noteholders' Interest Distributable Amount
		Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
	{68}	Class A - 1	$277,573,469	0	1.81875%	30	Actual days/360	$420,697	{68}	420,697
	{69}	Class A - 2A	140,000,000	0	2.16000%	30	30/360	252,000	{69}	252,000
	{70}	Class A - 2B	267,000,000	0	1.80250%	30	Actual days/360	401,056	{70}	401,056
	{71}	Class A - 3A	100,000,000	0	2.97000%	30	30/360	247,500	{71}	247,500
	{72}	Class A - 3B	540,000,000	0	1.91250%	30	Actual days/360	860,625	{72}	860,625
	{73}	Class A - 4A	160,000,000	0	3.67000%	30	30/360	489,333	{73}	489,333
	{74}	Class A - 4B	201,000,000	0	2.02250%	30	Actual days/360	338,769	{74}	338,769
	{75}	Security Insurer Premiums - to MBIA							{75}	386,277
		Noteholders' Principal Distributable Amount
		Class	Principal Distributable	Principal Carryover	Excess Principal Due	Mandatory Note Prepayment		Total Principal
	{76}	Class A - 1	30,705,738	0	0	0		$30,705,738	{76}	30,705,738
	{77}	Class A - 2A	0	0	0	0		0	{77}	0
	{78}	Class A - 2B	0	0	0	0		0	{78}	0
	{79}	Class A - 3A	0	0	0	0		0	{79}	0
	{80}	Class A - 3B	0	0	0	0		0	{80}	0
	{81}	Class A - 4A	0	0	0	0		0	{81}	0
	{82}	Class A - 4B	0	0	0	0		0	{82}	0
	{83}	Total distributions							{83}		38,531,082
{84}	Excess Available Funds (or Spread Account Claim Account)								{84}		17,249,145
{85}	Deposit to Spread Account to Increase to Required Level								{85}		0
{86}	Noteholders' Accelerated Principal Amount								{86}		0
{87}	Swap Termination Payments to Swap Provider								{87}		0
{88}	Additional Amounts owed to Insurer not paid in {75} above								{88}		0
{89}	Deposit to Spread Account								{89}		$17,249,145

VlI.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{90}	Excess Available Funds Less Amount Sent to Increase Spread to Required Level {84} - {85}	{90}	n/a
{91}	Pro Forma Note Balance ({21} - {14} - {22})	{91}	n/a
{92}	Required Pro Forma Note Balance (The greater of (a)(10) Less $157,924,722 and (b)(10) times 91%)	{92}	n/a
{93}	Excess of Pro Forma Balance over Required Balance ({91} - {92})	{93}	n/a
{94}	Accelerated Principal Amount (lesser of {90} or {92})	{94}		$0

VIII.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{95}	Pro Forma Note Balance ({21} - {14} - {22})	{95}	n/a
{96}	Required Pro Forma Note Balance (The greater of (a)(10) Less $157,924,722 and (b)(10) times 91%)	{96}	n/a
{97}	Excess of Pro Forma Balance over Required Balance ({95} - {96})	{97}	n/a
{98}	Excess Available Funds Less Amount Sent to Increase Spread to Required Level {84} - {85}	{98}	n/a
{99}	Accelerated Payment Amount Shortfall ({97} - {98})	{99}		$0

IX.	RECONCILIATION OF SPREAD ACCOUNT:
			Initial			Total
{100}	Initial or Subsequent Spread Account Deposits		$55,737,742			$55,737,742

{101}	Beginning of period Spread Account balance			{101}		$55,304,946

	Additions to Spread Account
	{102}	Deposits from Collections Account ({85} + {86})		{102}	17,249,145
	{103}	Investment Earnings		{103}	67,531
	{104}	Deposits Related to Subsequent Receivables Purchases		{104}	0
	{105}	Total Additions		{105}		17,316,676

{106}	Spread Account balance available for withdrawals			{106}		72,621,622

	Requisite Amount of Spread Account
	{107}	Outstanding Pool Balance times 3%	54,383,774	{107}	54,383,774
	{108}	Initial Pool Balance time 1.5%	27,868,871	{108}	0
	{109}	If Level I Trigger exists then greater of 6% of Outstanding Pool Balance and 2.5% of Initial Pool Balance		{109}	0
	{110}	If Level II Trigger exists then 100% of Aggregate Ending Balance (as specified by MBIA)		{110}	0
	{111}	Requisite Amount of Spread Account (if no Level I or Level II Trigger exists, greater of {107} and {108})		{111}		54,383,774

	Withdrawals from Spread Account
	{112}	Spread Account Claim Amount		{112}	0
	{113}	Any Amounts owed to the Trust Collateral Agent not paid from Collection Account		{113}	0
		Accelerated Payment Amount Shortfall =	$0
	{114}	Accelerated Payment Amount Shortfall in Excess of Requisite Amount		{114}	0
	{115}	Costs of Security Interest Perfections in the event of an Insurance Agreement Default		{115}	0
	{116}	Any Amounts owed to the Swap Provider not paid from Collection Amount		{116}	0
	{117}	Priority Seventh - to Servicer		{117}	18,237,848
	{118}	Total withdrawals		{118}		18,237,848

{119}	End of period Spread Account balance			{119}		54,383,774

X.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{120}	Aggregate Principal Balance	{120}	1,812,792,453
	{121}	End of period Note Balance	{121}	1,654,867,731
	{122}	Line {120} less line {121} (During Funding Period amount equal to zero)	{122}	157,924,722
	{123}	OC level {122} / {120}	{123}	8.71%
	{124}	Ending Spread Balance as a % of Aggregate Principal Bal plus Prefund Bal ({119}/{120})	{124}	3.00%
	{125}	OC Percentage ({123} + {124})	{125}		11.71%

By:	/s/Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	December 2, 2002

AmeriCredit Automobile Receivables Trust 2002-E-M

Class A-1 1.81875% Asset Backed Notes

Class A-2A 2.16% Asset Backed Notes

Class A-2B Floating Rate Asset Backed Notes

Class A-3A 2.97% Asset Backed Notes

Class A-3B Floating Rate Asset Backed Notes

Class A-4A 3.67% Asset Backed Notes

Class A-4B Floating Rate Asset Backed Notes

 Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2002-E-M, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SENSUB Corp., as Seller, and BankOne, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of October 18, 2002.  Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date.

Monthly Period Beginning:	11/01/2002
Monthly Period Ending:	11/30/2002
Prev. Distribution/Close Date:	11/06/2002
Distribution Date:	12/06/2002
Days of Interest for Period:	30
Days in Collection Period:	30
Months Seasoned:	2

I.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2A	Class A-2B	Class A-3A
{1}	Original Note Balance	{1}	$292,000,000	$140,000,000	$267,000,000	$100,000,000

{2}	Preliminary End of period Note Balance	{2}	$246,867,731	$140,000,000	$267,000,000	$100,000,000

{3}	Deficiency Claim Amount	{3}	0	0	0	0

{4}	End of period Note Balance	{4}	$246,867,731	$140,000,000	$267,000,000	$100,000,000

{5}	Note Pool Factors {4} / {1}	{5}	84.5437435%	100.0000000%	100.0000000%	100.0000000%

			Class A-1	Class A-2	Class A-3		TOTAL
			$540,000,000	$160,000,000	$201,000,000		$1,700,000,000

{6}	Preliminary End of period Note Balance	{6}	$540,000,000	$160,000,000	$201,000,000		$1,654,867,731

{7}	Deficiency Amount	{7}	0	0	0		0

{8}	End of period Note Balance	{8}	$540,000,000	$160,000,000	$201,000,000		$1,654,867,731

{9}	Note Pool Factors {8} / {1}	{9}	100.0000000%	100.0000000%	100.0000000%		97.3451606%

II.	RECONCILIATION OF SPREAD ACCOUNT:

{10}	Preliminary End of period Spread Account balance	{10}	$54,383,774

{11}	Priority First - Deficiency Claim Amount from preliminary certificate	{11}	0

{12}	End of period Spread Account balance	{12}	$54,383,774

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{13}	Original Number of Receivables	{13}	117,923
{14}	Beginning of period number of Receivables	{14}	0	117,418
{15}	Number of Subsequent Receivables Purchased	{15}	0	0
{16}	Number of Receivables becoming Liquidated Receivables during period	{16}	149	86
{17}	Number of Receivables becoming Purchased Receivables during period	{17}	0	0
{18}	Number of Receivables paid off during period	{18}	1,303	861
{19}	End of period number of Receivables	{19}	116,471	116,471

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

			Original	Prev. Month	Current
{20}	Weighted Average APR of the Receivables	{20}	17.10%	17.11%	17.11%
{21}	Weighted Average Remaining Term of the Receivables	{21}	61.00	59.86	58.98
{22}	Weighted Average Original Term of Receivables	{22}	64.00	64.00	64.00
{23}	Average Receivable Balance	{23}	$15,755	$15,700	$15,564
{24}	Aggregate Realized Losses	{24}	$0	$119,545	$469,965

V.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
	{25}	31-60 days	{25}	5,141	$66,148,815	3.59%
	{26}	61-90 days	{26}	1,100	12,772,638	0.69%
	{27}	over 90 days	{27}	145	1,485,192	0.08%
	{28}	Receivables with Scheduled Payment delinquent more than 30 days at end of period	{28}	6,386	$80,406,645	4.36%

VI.	PERFORMANCE TESTS:

Delinquency Ratio
{29}	Receivables with Scheduled Payment delinquent more than 60 days at end of period ({26} + {27})	{29}	$14,257,830
{30}	Purchased Receivables with Scheduled Payment delinquent more than 60 days at end of period	{30}
{31}	Beginning of period Principal Balance	{31}	1,843,498,191
{32}	Delinquency Ratio {29} + {30} divided by {31}	{32}		0.77%
{33}	Previous Monthly Period Delinquency Ratio	{33}		0.24%
{34}	Second previous Monthly Period Delinquency Ratio	{34}		0.00%

{35}	Average Delinquency Ratio ({32} + {33} + {34}) / 3	{35}		0.34%

{36}	Compliance (Delinquency Test Failure is a Delinquency Ratio equal to or greater than 4.25%.)	{36}		yes

Cumulative Default Rate
{37}	Defaulted Receivables in Current Period	{37}	$3,400,648
{38}	Cumulative Defaulted Receivables from last month	{38}	1,172,767
{39}	Cumulative Defaulted Receivables {33} + {34}	{39}	4,573,415
{40}	Original Pool Balance	{40}	1,857,924,722
{41}	Cumulative Default Rate {35} divided by {36}	{41}		0.25%

{42}	Compliance (Default Test Failure is a Cumulative Default Rate equal to or greater than 10.85%.)	{42}		yes

Cumulative Net Loss Rate
{43}	Receivables becoming Liquidated Receivables during period	{43}	$968,153
{44}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period	{44}
{45}	Liquidation Proceeds collected during period	{45}	(617,733)
{46}	Net Losses during period {39} + {40} + {41}	{46}	350,420
{47}	Net Losses since Initial Cut-off Date (Beginning of Period)	{47}	119,545
{48}	Cumulative Net Loss Rate before 50% of 90 Day Delinquencies ({42} + {43}) / {46}	{48}		0.03%
{49}	50% of Receivables with Scheduled Payment delinquent more than 90 days at end of period	{49}	841,514
{50}	Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date	{50}	1,857,924,722
{51}	Cumulative Net Loss Rate ({42} + {43} + {45}) / {46}	{51}		0.07%

{52}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 6.17%.)	{52}		yes

Extension Rate
{53}	Principal Balance of Receivables extended during current period	{53}	$1,844,373
{54}	Beginning of Period Aggregate Principal Balance	{54}	1,843,498,191
{55}	Extension Rate {49} divided by {50}	{55}		0.10%
{56}	Previous Monthly Extension Rate	{56}		0.17%
{57}	Second previous Monthly Extension Rate	{57}		0.00%

{58}	Average Extension Rate ({51} +{52} +{53}) / 3	{58}		0.09%

{59}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4%.)	{59}		yes

By:	/s/Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	December 2, 2002